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                                                                      EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (File No. 33-54831) of WHX Corporation of our report dated February 10, 2000, relating to the financial statements, which appears on page 24 of this Current Report on Form 8-K.




PricewaterhouseCoopers LLP
Pittsburgh, Pennsylvania
February 22, 2000